Attachment 4 – 777 MADP and QADP if no 787s are
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B to Letter Agreement 6-1162-AKP-110R2 (Model 777)
MADP Rights Aircraft Delivery Months and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment 4 – 777 MADP and QADP if no 787s are
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment C to Letter Agreement 6-1162-AKP-110R2 (Model 777)
QADP Rights Aircraft Delivery Quarters and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
